                                                                    EXHIBIT 99.2

                                                          Last Updated 7/27/2005

                       PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY

                      PERIODS ENDED JUNE 30, 2005 AND 2004

                                                 3 MO. ENDED JUNE                    6 MO. ENDED JUNE
                                        ----------------------------------  ----------------------------------
Line                                      2005        2004     INCR (DECR)    2005        2004     INCR (DECR)
                                        --------    --------   -----------  --------    --------   -----------
    EARNINGS CONTRIBUTION
    BY SUBSIDIARY ($ MILLIONS)

 1  Arizona Public Service              $     64    $     55    $      9    $     91    $     89    $      2
 2  Pinnacle West Energy                      12         (14)         26          (8)        (36)         28
 3  APS Energy Services                        1           1           -          (2)          3          (5)
 4  SunCor                                    11           4           7          19           6          13
 5  El Dorado                                  -          34         (34)         (1)         34         (35)
 6  Parent Company                            (3)         (6)          3          16           9           7
                                        --------    --------    --------    --------    --------    --------

 7  Income From Continuing Operations         85          74          11         115         105          10

 8  Loss From Discontinued
    Operations - Net of Tax                  (58)         (1)        (57)        (64)         (1)        (63)
 9  Cumulative Effect of Change in
    Accounting - Net of Tax                    -           -           -           -           -           -
                                        --------    --------    --------    --------    --------    --------
10  Net Income                          $     27    $     73    $    (46)   $     51    $    104    $    (53)
                                        ========    ========    ========    ========    ========    ========

    EARNINGS PER SHARE
    BY SUBSIDIARY - DILUTED

11  Arizona Public Service              $   0.66    $   0.60    $   0.06    $   0.97    $   0.98    $  (0.01)
12  Pinnacle West Energy                    0.13       (0.15)       0.28       (0.09)      (0.40)       0.31
13  APS Energy Services                     0.01        0.01           -       (0.03)       0.03       (0.06)
14  SunCor                                  0.11        0.04        0.07        0.21        0.06        0.15
15  El Dorado                                  -        0.37       (0.37)      (0.01)       0.38       (0.39)
16  Parent Company                         (0.03)      (0.06)       0.03        0.17        0.10        0.07
                                        --------    --------    --------    --------    --------    --------

17  Income From Continuing Operations       0.88        0.81        0.07        1.22        1.15        0.07

18  Loss From Discontinued
    Operations - Net of Tax                (0.60)      (0.02)      (0.58)      (0.68)      (0.01)      (0.67)
19  Cumulative Effect of Change in
    Accounting - Net of Tax                    -           -           -           -           -           -
                                        --------    --------    --------    --------    --------    --------
20  Net Income                          $   0.28    $   0.79    $  (0.51)   $   0.54    $   1.14    $  (0.60)
                                        ========    ========    ========    ========    ========    ========

21  BOOK VALUE PER SHARE                $  32.89    $  31.68    $   1.21    $  32.89    $  31.68    $   1.21

    COMMON SHARES OUTSTANDING -
    DILUTED (THOUSANDS)
22  Average                               96,299      91,400       4,899      94,189      91,391       2,798
23  End of Period                         98,442      91,309       7,133      98,442      91,309       7,133

See Glossary of Terms.                                              Page 2 of 31

                                                          Last Updated 7/27/2005

                       PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY

                      PERIODS ENDED JUNE 30, 2005 AND 2004

                                                 3 MO. ENDED JUNE                     6 MO. ENDED JUNE
                                         ---------------------------------    ---------------------------------
Line                                       2005        2004    INCR (DECR)      2005       2004     INCR (DECR)
                                         -------     -------   -----------    -------     -------   -----------
   ELECTRIC OPERATING
   REVENUES (DOLLARS IN MILLIONS)

   REGULATED ELECTRICITY
   SEGMENT
   RETAIL
24 Residential                           $   268     $   245     $    23      $   458     $   434     $    24
25 Business                                  281         257          24          490         468          22
                                         -------     -------     -------      -------     -------     -------
26 Total retail                              549         502          47          948         902          46
   WHOLESALE REVENUE ON DELIVERED
   ELECTRICITY
27 Traditional contracts                       5           4           1            8           7           1
28 Off-system sales                           12           -          12           12           -          12
29 Transmission for others                     7           8          (1)          14          16          (2)
30 Other miscellaneous services                7           6           1           14          10           4
                                         -------     -------     -------      -------     -------     -------
31 Total regulated electricity               580         520          60          996         935          61
   MARKETING  AND TRADING
   SEGMENT
32 Electricity and other
   commodity sales                            71         110         (39)         160         199         (39)
                                         -------     -------     -------      -------     -------     -------
33 Total operating electric revenues     $   651     $   630     $    21      $ 1,156     $ 1,134     $    22
                                         =======     =======     =======      =======     =======     =======

   ELECTRIC SALES (GWH)

   REGULATED ELECTRICITY
   SEGMENT
   RETAIL SALES
34 Residential                             2,889       2,722         167        5,256       5,132         124
35 Business                                3,684       3,602          82        6,726       6,653          73
                                         -------     -------     -------      -------     -------     -------
36 Total retail                            6,573       6,324         249       11,982      11,785         197
   WHOLESALE ELECTRICITY DELIVERED
37 Traditional contracts                     200         195           5          355         333          22
38 Off-system sales                          598           -         598          598           -         598
39 Retail load hedge management              702         731         (29)       1,452         900         552
                                         -------     -------     -------      -------     -------     -------
40 Total regulated electricity             8,073       7,250         823       14,387      13,018       1,369
   MARKETING  AND TRADING
   SEGMENT
41 Wholesale sales of electricity          4,901       7,143      (2,242)      10,678      12,839      (2,161)
                                         -------     -------     -------      -------     -------     -------
42 Total electric sales                   12,974      14,393      (1,419)      25,065      25,857        (792)
                                         =======     =======     =======      =======     =======     =======

See Glossary of Terms.                                              Page 3 of 31

                                                          Last Updated 7/27/2005

                       PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY

                      PERIODS ENDED JUNE 30, 2005 AND 2004

                                                 3 MO. ENDED JUNE                     6 MO. ENDED JUNE
                                         ---------------------------------    ---------------------------------
Line                                     2005        2004      INCR (DECR)    2005        2004      INCR (DECR)
                                         ----        ----      -----------    ----        ----      -----------
   MARKETING AND TRADING
   SEGMENT PRETAX GROSS
   MARGIN ANALYSIS
   (DOLLARS IN MILLIONS)

   REALIZED AND MARK-TO-MARKET
   COMPONENTS
43 Electricity and other commodity
   sales, realized (a)                   $ 18        $ 22        $ (4)        $ 30        $ 34         $ (4)
44 Mark-to-market reversals on
   realized sales (b)                      (8)         (4)         (4)          (8)          1           (9)
45 Change in mark-to-market value of
   forward sales                            3           4          (1)          10           8            2
                                         ----        ----        ----         ----        ----         ----
46 Total gross margin                    $ 13        $ 22        $ (9)        $ 32        $ 43         $(11)
                                         ====        ====        ====         ====        ====         ====

   BY PINNACLE WEST ENTITY

47 Parent company marketing and
   trading division                      $  6        $ 11        $ (5)        $ 27        $ 23         $  4
48 APS                                      3           -           3           (1)         (5)           4
49 Pinnacle West Energy                     -           7          (7)           5          17          (12)
50 APS Energy Services                      4           4           -            1           8           (7)
                                         ----        ----        ----         ----        ----         ----
51 Total gross margin                    $ 13        $ 22        $ (9)        $ 32        $ 43         $(11)
                                         ====        ====        ====         ====        ====         ====

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of June 30, 2005, Pinnacle West had accumulated net mark-to-market gains of $43 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $9 million; 2006, $7 million; 2007, $17 million; and thereafter, $10 million.

---------------------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 43 and in line 44 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 43 are included in line 44. For example, line 44 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the second quarter of 2005. A $8 million realized gain is included in the $18 million on line 43 for the second quarter of 2005.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                              Page 4 of 31

                                                          Last Updated 7/27/2005

                       PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY

                      PERIODS ENDED JUNE 30, 2005 AND 2004

                                                    3 MO. ENDED JUNE                        6 MO. ENDED JUNE
                                           -----------------------------------     -----------------------------------
Line                                         2005         2004     INCR (DECR)       2005         2004     INCR (DECR)
                                           -------      -------    -----------     -------      -------    -----------
   AVERAGE ELECTRIC CUSTOMERS

   RETAIL CUSTOMERS
52 Residential                             888,509      852,594       35,915       889,238      854,174       35,064
53 Business                                110,658      106,517        4,141       110,227      106,009        4,218
                                           -------      -------      -------       -------      -------      -------
54 Total                                   999,167      959,111       40,056       999,465      960,183       39,282
55 Wholesale customers                          76           82           (6)           79           82           (3)
                                           -------      -------      -------       -------      -------      -------
56 Total customers                         999,243      959,193       40,050       999,544      960,265       39,279
                                           =======      =======      =======       =======      =======      =======

57 Customer Growth (% over prior year)         4.2%         3.8%         0.4%          4.1%         3.6%         0.5%

   RETAIL SALES (GWH) -
   WEATHER NORMALIZED

58 Residential                               2,903        2,762          141         5,333        5,133          200
59 Business                                  3,693        3,616           77         6,751        6,614          137
                                           -------      -------      -------       -------      -------      -------
60 Total                                     6,596        6,378          218        12,084       11,747          337
                                           =======      =======      =======       =======      =======      =======

   RETAIL USAGE
   (KWH/AVERAGE CUSTOMER)

61 Residential                               3,252        3,193           59         5,911        6,008          (97)
62 Business                                 33,292       33,816         (524)       61,020       62,759       (1,739)

   RETAIL USAGE -
   WEATHER NORMALIZED
   (KWH/AVERAGE CUSTOMER)

63 Residential                               3,268        3,240           28         5,997        6,009          (12)
64 Business                                 33,374       33,944         (570)       61,250       62,393       (1,143)

   ELECTRICITY DEMAND (MW)

65 System peak demand                        6,458        5,632          826         6,458        5,632          826

See Glossary of Terms.                                              Page 5 of 31

                                                          Last Updated 7/27/2005

                       PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY

                      PERIODS ENDED JUNE 30, 2005 AND 2004

                                                 3 MO. ENDED JUNE                      6 MO. ENDED JUNE
                                          --------------------------------     --------------------------------
Line                                       2005        2004     INCR (DECR)     2005        2004     INCR (DECR)
                                          ------      ------    ----------     ------      ------    -----------
   ENERGY SOURCES (GWH)

   GENERATION PRODUCTION
66 Nuclear                                 1,619       1,860        (241)       3,866       4,008        (142)
67 Coal                                    3,088       3,035          53        6,028       5,922         106
68 Gas, oil and other                      2,074       1,339         735        3,201       1,706       1,495
                                          ------      ------      ------       ------      ------      ------
69 Total                                   6,781       6,234         547       13,095      11,636       1,459
                                          ------      ------      ------       ------      ------      ------
   PURCHASED POWER
70 Firm load                                 880       1,532        (652)       1,466       2,233        (767)
71 Marketing and trading                   5,984       7,167      (1,183)      11,816      12,673        (857)
                                          ------      ------      ------       ------      ------      ------
72 Total                                   6,864       8,699      (1,835)      13,282      14,906      (1,624)
                                          ------      ------      ------       ------      ------      ------
73 Total energy sources                   13,645      14,933      (1,288)      26,377      26,542        (165)
                                          ======      ======      ======       ======      ======      ======

   POWER PLANT PERFORMANCE

   CAPACITY FACTORS
74 Nuclear                                    67%         77%        (10)%         80%         83%         (3)%
75 Coal                                       83%         81%          2%          81%         79%          2%
76 Gas, oil and other                         27%         20%          7%          22%         13%          9%
77 System average                             49%         50%         (1)%         48%         47%          1%

   GENERATION CAPACITY OUT OF SERVICE
   AND REPLACED FOR NATIVE LOAD
   (AVERAGE MW/DAY)
78 Nuclear                                   329         233          96          381         368          13
79 Coal                                      244         153          91          440         301         139
80 Gas                                       164          47         117          376          96         280
                                          ------      ------      ------       ------      ------      ------
81 Total                                     737         433         304        1,197         765         432

82 Generation Fuel Cost ($/MWh)           $22.86      $18.59      $ 4.27       $19.31      $15.16      $ 4.15

See Glossary of Terms.                                              Page 6 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY

                      PERIODS ENDED JUNE 30, 2005 AND 2004

                                                             3 MO. ENDED JUNE                     6 MO. ENDED JUNE
                                                     ---------------------------------    ---------------------------------
Line                                                  2005        2004     INCR (DECR)     2005        2004     INCR (DECR)
                                                     ------      ------    -----------    ------      ------    -----------
   ENERGY MARKET
   INDICATORS (a)

   ELECTRICITY AVERAGE DAILY SPOT PRICES ($/MWH)
   ON-PEAK
83 Palo Verde                                        $53.33      $50.36      $ 2.97       $51.54      $47.05      $ 4.49
84 SP15                                              $55.19      $54.73      $ 0.46       $55.45      $51.55      $ 3.90
   OFF-PEAK
85 Palo Verde                                        $33.03      $33.74      $(0.71)      $35.04      $33.70      $ 1.34
86 SP15                                              $34.73      $37.32      $(2.59)      $37.85      $37.11      $ 0.74

   WEATHER INDICATORS

   ACTUAL
87 Cooling degree-days                                1,538       1,598         (60)       1,572       1,871        (299)
88 Heating degree-days                                    1          11         (10)         458         563        (105)
89 Average humidity                                      20%         19%          1%          38%         29%          9%
   10-YEAR AVERAGES
90 Cooling degree-days                                1,491       1,491           -        1,571       1,571           -
91 Heating degree-days                                   36          36           -          557         557           -
92 Average humidity                                      24%         24%          0%          33%         33%          0%

   ECONOMIC INDICATORS

   BUILDING PERMITS - METRO PHOENIX
   (b) (d)
93 Single-family                                      7,837       8,903      (1,066)      18,193      18,948        (755)
94 Multi-family                                         621         915        (294)       2,362       2,673        (311)
                                                     ------      ------      ------       ------      ------      ------
95 Total                                              8,458       9,818      (1,360)      20,555      21,621      (1,066)
                                                     ======      ======      ======       ======      ======      ======

   ARIZONA JOB GROWTH  (c) (d)
96 Payroll job growth (% over prior year)               3.9%        3.2%        0.7%         4.0%        2.9%        1.1%
97 Unemployment rate
   (%, seasonally adjusted)                             4.9%        5.2%       (0.3)%        4.7%        5.2%       (0.5)%

-------------------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)   Arizona Department of Economic Security

(d) The economic indicators reflect latest available data through periods ending May 2005.

See Glossary of Terms.                                              Page 7 of 31